EXHIBIT 99.3

DISCLAIMER
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This presentation, including our comments and answers to questions, may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual future results and occurrences to differ materially from the forward-looking statements. Some of these risks and uncertainties include factors relating to the ability to integrate the acquired company's business successfully and realize expected synergies, the continued strength of the acquired company's relationships with its employees, suppliers and customers, and the accuracy of the basis for forecasts relating to the acquired company's business. The Reader's Digest Association, Inc.'s filings with the Securities and Exchange Commission, including its reports on Forms 10-K, 10-Q and 8-K, contain a discussion of additional factors that could affect future results and occurrences. Reader's Digest does not undertake to update any forward-looking statements.


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



                              REIMAN PUBLICATIONS &
                                 READER'S DIGEST

[Graphics of magazine covers in a circle with the following names:
Quick Cooking; Discoveries; Light & Tasty; Country Woman; farm & ranch; Crafting Traditions; Country; Reminisce; Taste of Home; Canada Coast to Coast; 1,112 Down to Earth Garden Secrets; Eat Your Way Across the U.S.A.;
Creative Kindness; Tips for Quilters; Taste of Home; and Birds & Blooms]



[Reiman Publications logo]                                           B

READER'S DIGEST CORPORATE STRATEGY
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o  Revitalize Reader's Digest magazine franchise

o Develop new marketing channels outside of sweepstakes direct mail

o Expand in areas that leverage Reader's Digest brand trust and customer base (Key areas of interest: home, health, family, finance, computers)

o  Expand product offerings beyond publishing

o  Expand geographically



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


STRATEGIC RATIONALE
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o  The acquisition of Reiman Publications is consistent with Reader's
   Digest's strategy of:

   - Acquiring strong stand-alone businesses with growth potential, which will support and/or be supported by our other businesses

   -  Gaining access to a large group of new customers

   -  Expanding distribution of existing product lines to new channels

   -  Reducing dependence on sweepstakes direct mail

   - Providing an alternative platform for new product development



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


REIMAN IS THE PERFECT FIT FOR READER'S DIGEST
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o  Significant stand-alone operation that offers synergies to Reader's
   Digest's core US magazine and Books & Home Entertainment businesses

o Exclusive use of direct marketing; no reliance on major sweepstakes promotions

o  Innovative and profitable customer acquisition programs

o  Strong brand loyalty

o  Sizeable database of new potential customers

o  Low cost model for new magazine launches


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


OVERVIEW OF REIMAN PUBLICATIONS
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o  Leading publisher of magazines, books and merchandise focused on people and their lifestyles, covering topics that include:

   -  Cooking
   -  Country Life
   -  Gardening
   -  Nostalgia
   -  Crafts

o  Revenues of more than $300 million and 20%+ EBITDA margins


                   -------------------------------------
                  |  CAGR(%)      5 Year        3 Year  |
                  |  -------      ------        ------  |
                  |  Revenue        13%           12%   |
                   -------------------------------------

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


MAGAZINES (60% OF REVENUES)
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o  Unique publishing model

   -  No outside advertising carried in the publications
   -  Reader-supplied editorial builds customer loyalty (70% renewal rates)
   -  Circulation driven and acquired through direct marketing

o  Seven of the top 100 magazines in the US (in terms of circulation)

       - Taste of Home (#7)     - Country Woman (#53)    - Reminisce (#84)
       - Quick Cooking (#17)    - Country (#74)
       - Birds & Blooms (#38)   - Light & Tasty (#82)


--------------------------------------------------------------------------------
                      [Graphic of Country Woman magazine]
                                 Founded: 1970
                           Circulation(000's): 1,537

                       [Graphic of farm & ranch magazine]
                                 Founded: 1978
                            Circulation(000's): 406

                   [Graphic of Crafting Traditions magazine]
                                 Founded: 1982
                            Circulation(000's): 286

                          [Graphic of Country magazine]
                                  Founded: 1987
                            Circulation(000's): 1,215

                      [Graphic of Country Extra magazine]
                                 Founded: 1990
                            Circulation(000's): 341

                        [Graphic of Reminisce magazine]
                                 Founded: 1991
                           Circulation(000's): 1,075

                     [Graphic of Reminisce Extra magazine]
                                 Founded: 1993
                            Circulation(000's): 327

                      [Graphic of Taste of Home magazine]
                                 Founded: 1993
                           Circulation(000's): 4,536

                      [Graphic of Birds & Blooms magazine]
                                 Founded: 1995
                           Circulation(000's): 1,980

                      [Graphic of Quick Cooking magazine]
                                 Founded: 1998
                           Circulation(000's): 3,192

                       [Graphic of Discoveries magazine]
                                 Founded: 1999
                            Circulation(000's): 479

                      [Graphic of Light & Tasty magazine]
                                 Founded: 2001
                           Circulation(000's): 1,100
--------------------------------------------------------------------------------

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


REIMAN MAGAZINE CIRCULATION TRENDS
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[Chart depicting Circulation in 000's, with the following data points:]

          1993    1994    1995    1996    1997    1998    1999    2000    2001
          ----    ----    ----    ----    ----    ----    ----    ----    ----
Country   5925    5942    5798    5651    5062    4696    4406    4476    4264
Other     2188    2407    2810    3056    3201    3294    3354    3400    3393
Food      862     2148    3203    3789    4355    6039    7481    8024    8711


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


BOOKS (22% OF REVENUES)
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o  18 titles with combined sales of 4 million copies

o Sales generated from a proprietary database of 32 million current and previous customers

o  Publications are the primary sources of new and renewal orders

o Annual books are responsible for 90% of the unit volume and 60% of these sales are renewals

o  Largest title is Taste of Home Annual (1.5 million copies)

o  Book content often contains repurposed editorial from publications

o Low inventory risk due to strong secondary market from catalogs and company store

o  Significant sales growth (more than doubled from '98 to '01)


[Graphics of magazines with the following titles: Tips for Quilters; Taste of Home; Creative Kindness; 1,112 Down to Earth Garden Secrets; Canada Coast to Coast; and Eat Your Way Across the U.S.A.]


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


OTHER BUSINESSES (18% OF REVENUES)
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Country Store

o Merchandise catalogs (books, gifts, food) mailed with the magazine or self-mailed

Country Tours

o  Tours of domestic and international locations

Cooking Schools

o  Regional cooking schools

Licensing

o  Taste of Home -- Cookware agreement



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

DATABASE
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o  32 million customers in the US and Canada

o  Concentrated in mid-West, mid-Atlantic and Mountain states

o  85% women

o  50% + in urban/suburban counties (A and B counties)

o  Median age - Mid 50s

o  Low duplication with existing customer base
   -  59% (19 million) are not customers of Reader's Digest
   -  77% (25 million) have never purchased Reader's Digest magazine
   -  55% (15 million) have never purchased Reader's Digest books

o  Selection capabilities less developed than Reader's Digest's



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

UNIQUE BUSINESS MODEL - REVENUE
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o  Magazines (60%), books (22%), merchandise (12%), and other (6%)

o  Primarily a paid circulation model: direct to consumer revenue; not cyclical
   -  Six bi-monthly issues (average price ~$20 annually)

o  Strong cash flow
   -  50% of orders received with cash payment
   -  50% - 60% multi-year subscriptions

o  Company generates less than 2% of revenue from advertising
   - Advertising not carried in the magazine; subscribers receive coupon booklets poly-bagged with the magazine



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

UNIQUE BUSINESS MODEL - EDITORIAL
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o  85% - 90% of editorial content is reader contributed
   -  Encourages reader interaction and affinity
   -  Emphasizes personal experience behind features
   -  Positive, upbeat perspective on readers' lifestyles

o  High customer involvement identifies new areas of interest
   -  Taste of Home introduced in response to recipe requests in Country Woman
   -  Birds & Blooms introduced in response to gardening-related submissions

o  New ideas/titles are tested/promoted to subscribers of existing magazines
   -  Mentioned in editorial prior to publication
   -  Promoted in special inserts

o Company has the ability and culture to launch new products with minimal cost and proven track record of success



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

UNIQUE BUSINESS MODEL - PROMOTION/DISTRIBUTION
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o  No cash prize sweepstakes

o  Lower distribution costs due to "ride-along" mailings
   -  New titles mailed with existing titles
   -  Book promotion and catalogs distributed with magazines

o  Lower cost per order
   -  Magazines
   -  Book




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

UNIQUE BUSINESS MODEL - STAND ALONE BENEFITS
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                                    o Track record of high ROI on new investment
o Revenue
                                    o Limited investment requirements
o Editorial      ----------\
                            \       o Low cost business model
o Promotion                 /
                 ----------/        o High margin
o Distribution
                                    o Significant free cash flow generation

                                    o New product launch opportunities




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

PRIMARY GROWTH DRIVERS
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o  New magazine launches into new categories (Health, Do-It-Yourself, Home
   Decorating, Landscaping)

o  Additional book annuals created from existing/new magazine titles

o  Expansion of merchandising opportunities (greeting cards, calendars)

o  Local cooking expositions

o  Licensing of cooking & gardening brands (i.e. Taste of Home)



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

SYNERGIES WITH READER'S DIGEST
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o  Reduces US direct mail exposure to sweepstakes

o  Significant cross-marketing opportunities

o  New product development channel

o  Addition of millions of new customers

o  International expansion opportunities

o Leverage best practices and cost infrastructure across both organizations



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

REDUCED US DIRECT MAIL EXPOSURE TO SWEEPSTAKES
--------------------------------------------------------------------------------

FY '01 Revenue
--------------

[Pie chart depicting Before Reiman:

Non-Sweeps      40%

Sweeps          60%]


[Pie chart depicting After Reiman:

Non-Sweeps      60%

Sweeps          40%]



FY '01 Operating Profit
-----------------------

[Pie chart depicting Before Reiman:

Non-Sweeps      40%

Sweeps          60%]


[Pie chart depicting After Reiman:

Non-Sweeps      80%

Sweeps          20%]




Note: Sweepstakes refers to high cash value sweepstakes



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

SIGNIFICANT CROSS MARKETING OPPORTUNITIES
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o  Selling Reader's Digest products to Reiman customers

o  Selling Reiman products to Reader's Digest customers

o  Sourcing and re-activating Reader's Digest customers using Reiman channel

o  Sourcing and re-activating Reiman customers using Reader's Digest channel


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

SIGNIFICANT CROSS MARKETING OPPORTUNITIES
--------------------------------------------------------------------------------
----------------
"The Front Door"
----------------
[Graphic of "Reader's Digest" magazine]
o 100 million readers
o 24 million subscribers
o 7 million new subscribers annually
o $600MM worldwide sales

Reiman
------
[Graphic of "Taste of Home", "Quick Cooking", and "Light & Tasty" magazines]
o 16 million subscriptions
o 10 million unique subscribers
o 3 million new subscribers annually
o $180MM in magazine sales

RDA Customer Database

Reader's Digest Business Model
------------------------------
----------------------------
Cross Marketing Our Products
----------------------------
[Graphic of "Reader's Digest" manuals and CDs]

------------------------------
Cross Marketing Their Products
------------------------------
[Graphic of "Taste of Home" magazine]
Tours & Cooking Schools
Licensing

o Increases new customer intake by 50% annually
o Increases US database by 40%


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

NEW PRODUCT DEVELOPMENT
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o  Developing new product areas for Reiman customers from Reader's Digest content
   - Health, DIY, computers, games, puzzles, vocabulary

o Developing new product areas for Reader's Digest customers using Reiman content
   - Recipes, helpful hints, gardening

o  Capturing Reiman's "reader-driven" creative output to generate new ideas


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

INTERNATIONAL EXPANSION OPPORTUNITIES
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o  Replicate the Reiman model outside of U.S.
   - Local readers involved in development of content

o  Leverage Reader's Digest's international infrastructure
   - Local offices
   - International database
   - Distribution platform
   - Supply chain

o  Repatriate more locally developed content to the U.S.


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

LEVERAGE BEST PRACTICES
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o  Improve the customer selection process by combining the wealth of information within Reiman's and Reader's Digest's databases

o Leverage Reader's Digest's marketing and database management expertise and selection techniques to improve and expand Reiman's promotion activities

o Improve supply chain management by leveraging existing Reader's Digest relationships
   - Lower paper costs
   - Improved merchandise purchasing
   - Reduced printing expenditures


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

LEVERAGE BEST PRACTICES (CONTINUED)
--------------------------------------------------------------------------------

o  Provide new sales channels for Reiman products through Books Are Fun and QSP

o Leverage Reader's Digest's relationship with advertisers to create new opportunities for Reiman
   - Pharmaceuticals
   - Packaged goods
   - Drop-in inserts
   - Special advertiser-driven issues

o  Fine-tune Reiman's circulation and promotion techniques
   - Gift subscriptions
   - Renewal techniques


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

SUMMARY
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o  The acquisition of Reiman Publications satisfies the majority of Reader's
   Digest's acquisitions criteria


                                                                      REIMAN BUSINESSES
                                                           Magazine    Books    Country Store    Country Tours    Cooking Schools
              ---------------------------------------------------------------------------------------------------------------------|
              |  Dependable Cash Flow                         X          X           X                 X                 X         |
              |--------------------------------------------------------------------------------------------------------------------|
              |  Long-term Growth Potential                   X          X           X                 X                 X         |
              |--------------------------------------------------------------------------------------------------------------------|
              |  End-user Revenue                             X          X           X                 X                 X         |
              |--------------------------------------------------------------------------------------------------------------------|
              |  New Distribution Channels                                           X                                   X         |
              |--------------------------------------------------------------------------------------------------------------------|
              |  Database of New Potential Customers          X          X           X                 X                 X         |
RDA           |--------------------------------------------------------------------------------------------------------------------|
ACQUISITION   |  Potential for New Products                   X          X                                               X         |
CRITERIA      |--------------------------------------------------------------------------------------------------------------------|
              |  Operational Synergies                        X          X           X                                             |
              |--------------------------------------------------------------------------------------------------------------------|
              |  Complement RDA Core Values                   X          X           X                 X                 X         |
              |--------------------------------------------------------------------------------------------------------------------|
              |  Reduction of Sweepstakes                     X          X           X                                   X         |
              |--------------------------------------------------------------------------------------------------------------------|
              |  Internet Potential                           X          X           X                 X                 X         |
              |--------------------------------------------------------------------------------------------------------------------|
              |  Acquire non-publishing assets                                       X                 X                 X         |
              ---------------------------------------------------------------------------------------------------------------------|

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



--------------------------------------------------------------------------------



                                   FINANCIALS



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

FINANCIAL IMPACT
--------------------------------------------------------------------------------

o Project acquisition to be marginally GAAP EPS accretive in first full year, growing as synergies are realized

o Expect incremental Cash EPS of over $.20/ share in the first full year, excluding amortization of intangibles related to the transaction

o Pre-tax interest expense estimated at approximately $50 million in fiscal year 2003

o  Favorable tax treatment on goodwill and intangibles


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

FINANCING PLAN
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o  Pre-acquisition net debt position targeted to be below $100 million at fiscal year end

o  Transaction will be financed through new borrowing facilities

o  Financial commitment received from J.P. Morgan and Goldman Sachs

o Favorable free cash flows from combined businesses coupled with primarily bank debt financing, should enable accelerated de-levering

o Transaction and financing was reviewed with Moody's and S&P, credit ratings to be communicated shortly

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